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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 1998
                                                           -------------

                        PHILADELPHIA SUBURBAN CORPORATION
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                 (Exact name of registrant specified in Charter)

     Pennsylvania                   1-6659                      23-1702594
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   (State or other               (Commission                  (IRS Employee
   jurisdiction of               File Number)               Identification No.)
    incorporation)

                  762 Lancaster Avenue
                 Bryn Mawr, Pennsylvania                          19010
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     (Address of principal executive offices)                    Zip Code

           Registrant's telephone, including area code: (610) 527-8000
                                                        --------------

                                 Not Applicable
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         (Former name and former address, if changed since last report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c)      Exhibits


         Exhibit Number                     Description
         --------------                     -----------

              99 Press Release issued by the Registrant on June 29, 1998 announcing the proposed merger with Consumers Water Company



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                                    Signature
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PHILADELPHIA SUBURBAN CORPORATION



                                    By:     /s/ Roy H. Stahl
                                       -----------------------------------------
                                       Name: Roy H. Stahl
                                       Title: Vice President and General Counsel
Dated: June 29, 1998





































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             Exhibit No.                Exhibit                       Page
             ----------                 -------                       ----

                 99          Press Release dated June 29, 1998.


































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